SALIVA DIAGNOSTIC SYSTEMS, INC.
                               SEPTEMBER 30, 2005

                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SS.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Leo Ehrlich, Chief Financial Officer of Saliva Diagnostic Systems, Inc., hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

         (1) that the Quarterly Report on Form 10-QSB of Saliva Diagnostic Systems, Inc. for the quarterly period ended on September 30, 2005 filed with the Securities and Exchange Commission on the date hereof at File No.
                       0-21284 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

         (2) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Saliva Diagnostic Systems, Inc.

Dated:  November 15, 2005

                                                   /s/ Leo Ehrlich
                                                   -----------------------------
                                                   Leo Ehrlich
                                                   Chief Financial Officer


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